Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Morgan Dempsey Small/Micro Cap Value Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated November 12, 2019
to the Prospectus and Statement of Additional Information
dated December 29, 2018

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), based upon the recommendation of Morgan Dempsey Capital Management, LLC (the “Adviser”), the investment adviser to the Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”), a series of the Trust, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed to new purchases, except that defined contribution retirement plans that hold Fund shares as of November 12, 2019 may continue to purchase Fund shares and existing shareholders may continue to reinvest dividends and capital gains distributions received from the Fund, as of the close of business on November 12, 2019 (the “Closing Date”) and liquidated as a series of the Trust effective as of the close of business on December 12, 2019 (the “Liquidation Date”).

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases, except that defined contribution retirement plans that hold Fund shares as of November 12, 2019 may continue to purchase Fund shares, effective as of the close of business on the Closing Date, after which the Fund’s assets may be entirely invested in money market instruments or held in cash. Accordingly, the Fund will no longer be investing according to its investment objective. However, any distributions declared to shareholders of the Fund after the Closing Date and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash. Although the Fund will be closed to new purchases as of the Closing Date, you may continue to redeem your shares of the Fund until the Liquidation Date, as described in “How to Redeem Shares” in the Fund’s Prospectus.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

The Adviser will bear all of the expenses incurred in carrying out the Plan.

Shareholder inquiries should be directed to the Fund at 877-642-7227.

Please retain this Supplement with your Prospectus and SAI for reference.

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